                         SMITH BARNEY INVESTMENT TRUST
                                On behalf of the
                        Smith Barney S&P 500 Index Fund

                       Supplement dated October 13, 1999
                     to the Prospectus dated March 30, 1999

The following information supplements, and to the extent inconsistent there-with, supersedes, the information in the Prospectus under:

                         Annual fund operating expenses

(expenses deducted from fund assets)  Class A  Class D
Management fee                         0.25%    0.25%

Service (12b-1) fees                   0.20%     None
Other expenses                         0.97%    0.93%
                                      ------   ------

Total annual fund operating expenses   1.42%    1.18%
Expense reimbursement*                (0.83%)  (0.79%)
                                      ------   ------

Net annual operating expenses          0.59%    0.39%
                                      ======   ======

*Management has agreed to cap the fund's other expenses to 0.14% for both Class A and Class D shares. Management may not discontinue or modify this cap without the approval of the fund's trustees. As a result of this expense cap, the net annual operating expenses of the fund will not exceed 0.59% for Class A shares and 0.39% for Class D shares.

 Exchanging shares

                 The fund is exchangeable into the following Smith Barney funds:

                     Smith Barney U.S. 5000 Index Fund
                     Smith Barney EAFE Index Fund

  Smith Barney   You should contact your Salomon Smith Barney Financial Con-
      offers a   sultant or dealer representative to exchange into these Smith
   distinctive   Barney mutual funds. Be sure to read the prospectus of the
     family of   Smith Barney mutual fund you are exchanging into. An exchange
         Funds   is a taxable transaction.
   tailored to
 help meet the
 needs of both
     large and
         small
     investors

                 .You may exchange shares only for shares of the same class. .You must meet the minimum investment amount for each fund. .If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                 .The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
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  By telephone   If you do not have a brokerage account, you may be eligible to exchange shares through the transfer agent. You must com-plete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next deter-mined.

                 You can make telephone exchanges only between accounts that have identical registrations.
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       By mail   If you do not have a Salomon Smith Barney brokerage account, contact your dealer representative or write to the transfer agent at the address in the prospectus.

                                                                        FD 01710